KRANE SHARES TRUST

KraneShares MSCI Emerging Markets ex China Index ETF (the “Fund”)

Supplement dated April 10, 2019 to the currently effective Summary Prospectus,

Statutory Prospectus and Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) and Statement of Additional Information listed above and should be read in conjunction with the Prospectuses and Statement of Additional Information.

The Fund’s investment adviser, Krane Funds Advisors, LLC, will waive its advisory fee by 0.10% of the Fund’s average daily net assets until August 1, 2020. The following changes to the Prospectuses and Statement of Additional Information apply:

●	In the Fund Summary/Summary Prospectus section of the Prospectuses related to the Fund, the table and text under the “Fees and Expenses of the Fund” and “Example” headings are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table below does not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.59%
Fee Waiver***	0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.49%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**Based on estimated amounts for the current fiscal year.

*** Krane has contractually agreed to waive its management fee by 0.10% of the Fund’s average daily net assets (“Fee Waiver”). The Fee Waiver will continue until August 1, 2020, and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waiver for the period described above. This Example does not reflect any brokerage commissions that you may pay on purchases and sales of your shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$50	$176

●	In the Statutory Prospectus, under the “Investment Adviser” heading of the “Management” section, the “*” symbol is appended to the name of the Fund in the table that shows the fee the Fund pays under the Investment Advisory Agreement and the following is added as a footnote below the table:

* Krane has contractually agreed to waive its advisory fee by 0.10% of the Fund’s average daily net assets (“Fee Waiver”). The Fee Waiver will continue until August 1, 2020, and may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

●	In the Statement of Additional Information, under the “Investment Adviser” section, the “*” symbol is appended to the name of the Fund in the table that shows the fee the Fund pays under the Investment Advisory Agreement and the following is added as a footnote below the table:

* Krane has contractually agreed to waive its advisory fee by 0.10% of the Fund’s average daily net assets (“Fee Waiver”). The Fee Waiver will continue until August 1, 2020, and may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.